EXHIBIT 99.2
                                 ------------

                               The Confirmation

[OBJECT OMITTED]
BEAR STEARNS                                BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009




DATE:                      December 27, 2006

TO:                        The Bank of New York, not in its individual capacity,
                           but solely as Trustee for CWMBS,  Inc.  CHL
                           Mortgage Pass-Through Trust, Series 2006-21
ATTENTION:                 Matthew J. Sabino
TELEPHONE:                 212-815-6093
FACSIMILE:                 212-815-3986

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC9042 - Amended

This Confirmation and Agreement is amended as of December 27, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of December 1, 2006 (the

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 2 of 14

     "Pooling and Servicing Agreement") among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:                 Rate Cap

     Notional Amount:           With respect to any Calculation Period, the
                                lesser of (i) the amount set forth for such period in the Schedule of Notional Amounts attached hereto and (ii) the Class Certificate
                                Balance of the Class A-4 Certificates,
                                immediately prior to the related Distribution
                                Date (as such term is defined in the Pooling and Servicing Agreement).

     Trade Date:                December 20, 2006

     Effective Date:            January 25, 2007

     Termination Date:          July 25, 2011

     Fixed Amount (Premium):

          Fixed Rate Payer:     Counterparty; provided, however, that payment
                                of the Fixed Amount to BSFP has been made on behalf of the Counterparty by Bear, Stearns &
                                Co. Inc.

          Fixed Rate Payer
          Payment Date:         December 28, 2006

              Fixed Amount:     USD 309,000

     Floating Amounts:

          Floating Rate Payer:  BSFP

          Cap Rate:             5.50000%

          Floating Rate Payer
          Period End Dates:     The 25th calendar day of each month during the
                                Term of this Transaction, commencing February
                                25, 2007 and

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 3 of 14

                                ending on the Termination Date, with No
                                Adjustment.

          Floating Rate Payer
          Payment Dates:        Early Payment shall be applicable. The
                                Floating Rate Payer Payment Dates shall be two
                                Business Days preceding each Floating Rate
                                Payer Period End Date.

          Floating Rate Option: USD-LIBOR-BBA; provided, however, that if the
                                Floating Rate determined from such Floating
                                Rate Option for any Calculation Period is greater than 9.00000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.00000%.

          Designated Maturity:  One month

          Floating Rate Day
          Count Fraction:       30/360

          Reset Dates:          The first day of each Calculation Period.

          Compounding:          Inapplicable

     Business Days for payments:New York

     Business Day Convention:   Following

3.   Additional Provisions:     Each party hereto is hereby advised and
                                acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 4 of 14

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

          (i) Market Quotation will apply.

          (ii) The Second Method will apply.

(g)       "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 5 of 14

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)       Tax forms, documents, or certificates to be delivered are:


Party required to deliver     Form/Document/                     Date by which to
document                      Certificate                        be delivered

BSFP and                      Any document required or           Promptly after the earlier of
the Counterparty              reasonably requested to allow      (i) reasonable demand by
                              the other party to make            either party or (ii) learning
                              payments under this Agreement      that such form or document is
                              without any deduction or           required
                              withholding for or on the
                              account of any Tax or with
                              such deduction or withholding
                              at a reduced rate

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation

BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 6 of 14

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
                         required by the receiving       and delivery of this
                         party to evidence the           Agreement and such
                         authority of the delivering     Confirmation
                         party or its Credit Support
                         Provider, if any, for it to
                         execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support
                         Document, as the case may be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

Counterparty             An executed copy of the         Within 30 days after the      No
                         Pooling and Servicing           date of this Agreement.
                         Agreement.

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 7 of 14

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:    383 Madison Avenue, New York, New York  10179
          Attention:  DPC Manager
          Facsimile:  212-272-5823

     with a copy to:

          Address:     One Metrotech Center North, Brooklyn, New York 11201
          Attention:   Derivative Operations - 7th Floor
          Facsimile:   212-272-1634

          (For all purposes)


     Address for notices or communications to the Counterparty:

          Address:   The Bank of New York
                     101 Barclay Street-4W
                     New York, New York 10286
          Attention: Matthew J. Sabino
                     Corporate Trust MBS Administration, CWMBS, Series 2006-21
          Facsimile: 212-815-3986
          Phone:     212-815-6093

          (For all purposes)

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 8 of 14

(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

          BSFP appoints as its
          Process Agent:            Not Applicable

          The Counterparty appoints as its
          Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

     (h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 9 of 14

Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. Notwithstanding any provision of this agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York , not individually or personally but solely as the Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21 (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as Trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 10 of 14

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

          Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

          (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

9) Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 11 of 14



          NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and        Payments to BSFP:
     Settlement Information:    Citibank, N.A., New York
                                ABA Number: 021-0000-89,
                                for the account of Bear,
                                Stearns Securities Corp.
                                Account Number:
                                0925-3186, for further
                                credit to Bear Stearns
                                Financial Products Inc.
                                Sub-account Number:
                                102-04654-1-3 Attention:
                                Derivatives Department

                                Payments to Counterparty:
                                The Bank of New York
                                New York, NY
                                ABA Number: 021-000-018
                                GLA Number:  111-565
                                For further credit to: TAS A/C 501577
                                Attention: Mathew J. Sabino
                                Tel: (212) 815-6093


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 12 of 14



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:       /s/ Annie Manevitz
       -------------------------------------------------
       Name: Annie Manevitz
       Title:  Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR CWMBS, INC. CHL MORTGAGE PASS-THROUGH TRUST, SERIES 2006-21


By:       /s/ Matthew Sabino
       --------------------------------------------------
       As authorized agent or officer for The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21 Name: Matthew Sabino Title:
       Assistant Treasurer





lm/er

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 13 of 14


                          SCHEDULE OF NOTIONAL AMOUNTS


                                                                Notional Amount
                                                                ---------------
From and including               To but excluding                    (USD)
------------------               ----------------                    -----
  Effective Date                     2/25/2007                   99,680,632.94
                                                                  -------------
    2/25/2007                        3/25/2007                   99,203,786.11
                                                                 -------------
    3/25/2007                        4/25/2007                   98,569,222.57
                                                                 -------------
    4/25/2007                        5/25/2007                   97,776,953.27
                                                                 -------------
    5/25/2007                        6/25/2007                   96,827,266.39
                                                                 -------------
    6/25/2007                        7/25/2007                   95,720,729.78
                                                                 -------------
    7/25/2007                        8/25/2007                   94,458,192.59
                                                                 -------------
    8/25/2007                        9/25/2007                   93,040,786.14
                                                                 -------------
    9/25/2007                       10/25/2007                   91,469,923.88
                                                                 -------------
    10/25/2007                      11/25/2007                   89,747,300.67
                                                                 -------------
    11/25/2007                      12/25/2007                   87,874,891.08
                                                                 -------------
    12/25/2007                       1/25/2008                   85,854,946.95
                                                                 -------------
    1/25/2008                        2/25/2008                   83,689,994.05
                                                                 -------------
    2/25/2008                        3/25/2008                   81,382,827.87
                                                                 -------------
    3/25/2008                        4/25/2008                   78,936,508.64
                                                                 -------------
    4/25/2008                        5/25/2008                   76,354,355.44
                                                                 -------------
    5/25/2008                        6/25/2008                   73,639,939.52
                                                                 -------------
    6/25/2008                        7/25/2008                   70,797,076.75
                                                                 -------------
    7/25/2008                        8/25/2008                   67,829,819.38
                                                                 -------------
    8/25/2008                        9/25/2008                   64,742,446.90
                                                                 -------------
    9/25/2008                       10/25/2008                   61,539,456.22
                                                                 -------------
    10/25/2008                      11/25/2008                   58,225,551.10
                                                                 -------------
    11/25/2008                      12/25/2008                   54,805,630.90
                                                                 -------------
    12/25/2008                       1/25/2009                   51,284,778.67
                                                                 -------------
    1/25/2009                        2/25/2009                   49,159,295.21
                                                                 -------------
    2/25/2009                        3/25/2009                   46,989,600.82
                                                                 -------------
    3/25/2009                        4/25/2009                   44,780,413.84
                                                                 -------------
    4/25/2009                        5/25/2009                   42,536,555.34
                                                                 -------------
    5/25/2009                        6/25/2009                   40,262,935.34
                                                                 -------------
    6/25/2009                        7/25/2009                   37,966,935.69
                                                                 -------------
    7/25/2009                        8/25/2009                   35,739,743.14
                                                                 -------------
    8/25/2009                        9/25/2009                   33,579,843.37
                                                                 -------------
    9/25/2009                       10/25/2009                   31,485,752.90
                                                                 -------------
    10/25/2009                      11/25/2009                   29,456,018.44
                                                                 -------------
    11/25/2009                      12/25/2009                   27,489,216.32
                                                                 -------------
    12/25/2009                       1/25/2010                   25,583,951.91
                                                                 -------------

Reference Number: FXNEC9042 - Amended
The Bank of New York, not in its individual capacity, but solely as Trustee for CWMBS, Inc. CHL Mortgage Pass-Through Trust, Series 2006-21
December 27, 2006
Page 14 of 14




    1/25/2010                        2/25/2010                   23,738,859.00
                                                                 -------------
    2/25/2010                        3/25/2010                   21,952,599.30
                                                                 -------------
    3/25/2010                        4/25/2010                   20,223,861.82
                                                                 -------------
    4/25/2010                        5/25/2010                   18,551,362.37
                                                                 -------------
    5/25/2010                        6/25/2010                   16,933,843.01
                                                                 -------------
    6/25/2010                        7/25/2010                   15,370,071.55
                                                                 -------------
    7/25/2010                        8/25/2010                   13,858,841.00
                                                                 -------------
    8/25/2010                        9/25/2010                   12,398,969.10
                                                                 -------------
    9/25/2010                       10/25/2010                   10,989,297.81
                                                                 -------------
    10/25/2010                      11/25/2010                    9,628,692.86
                                                                  ------------
    11/25/2010                      12/25/2010                    8,316,043.23
                                                                  ------------
    12/25/2010                       1/25/2011                    7,050,260.72
                                                                  ------------
    1/25/2011                        2/25/2011                    5,830,279.49
                                                                  ------------
    2/25/2011                        3/25/2011                    4,655,055.60
                                                                  ------------
    3/25/2011                        4/25/2011                    3,523,566.59
                                                                  ------------
    4/25/2011                        5/25/2011                    2,434,811.07
                                                                  ------------
    5/25/2011                        6/25/2011                    1,387,808.23
                                     ---------                    ------------
    6/25/2011                    Termination Date                  381,597.53
    ---------                    ----------------                  ----------